Exhibit 99.2

Pro Forma Financial Information

The following unaudited pro forma consolidated financial statements are based on the historical consolidated financial statements of Radiant and have been adjusted to give pro forma effect to the split-off of Radiant’s enterprise software business. The unaudited pro forma condensed consolidated statements of operations for the periods ended September 30, 2003 and 2002, December 31, 2002, December 31, 2001, and December 31, 2000 give effect to the split-off transaction as if it had occurred as of January 1, 2000. The unaudited pro forma consolidated balance sheet gives effect to the transaction as if it had occurred as of September 30, 2003.

The unaudited pro forma consolidated financial statements have been prepared by Radiant based upon certain assumptions as disclosed in the accompanying footnotes. The unaudited pro forma consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the financial position or future results of operations of Radiant, or of the financial position or results of operations of Radiant that would have actually occurred had the split-off transaction been in effect as of the date or for the periods presented. In addition, it should be noted that in the future the Company’s financial statements will reflect the disposition of the enterprise software business only from January 31, 2004.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Radiant.

RADIANT SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(IN THOUSANDS, EXCEPT SHARE DATA)

As of September 30, 2003

	Historical Radiant	Split-off Transaction		Pro Forma Radiant
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$36,706	$(4,000	)(A)	$32,706
Accounts receivable, net of allowance for doubtful accounts	19,075	—		19,075
Inventories, net	12,453	—		12,453
Intangible assets, net	550	—		550
Other short-term assets	5,414	—		5,414

Total current assets	74,198	(4,000)		70,198
PROPERTY AND EQUIPMENT, net	11,940	—		11,940
SOFTWARE DEVELOPMENT COSTS, net	2,111	—		2,111
GOODWILL, NET	6,349	—		6,349
INTANGIBLE ASSETS, NET	225	—		225
TRIYUMF ASSET and OTHER LONG-TERM ASSETS	48	—		48

	$94,871	$(4,000)		$90,871

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$5,648	—		$5,648
Accrued liabilities	6,562	$5,200	(B)	11,762
Client deposits and deferred revenue	11,194	—		11,194
Current portion of capital lease obligation	515	—		515

Total current liabilities	23,919	5,200		29,119
DEFERRED TAX LIABILITY	880	—		880
CAPITAL LEASE OBLIGATION, NET OF CURRENT PORTION	270	—		270

Total liabilities	25,069	5,200		30,269
COMMITMENTS AND CONTINGENCIES SHAREHOLDERS’ EQUITY:
Common stock, $0.00001 par value; 100,000,000 shares authorized, 27,725,559 shares issued and outstanding (Pro forma Radiant: 25,725,559 shares issued and outstanding)	0	—		0
Additional paid-in capital	114,166	(16,300	)(C)	97,866
Accumulated deficit	(44,364)	7,100	(D)	(37,264)

Total shareholders’ equity	69,802	(9,200)		60,602

	$94,871	$(4,000)		$90,871

See notes to unaudited pro forma financial statements

Note 1.	Unaudited Pro Forma Balance Sheet: The unaudited pro forma consolidated balance sheet gives effect to the split-off of the enterprise software business of Radiant Systems, as described below, as if these events had occurred as of September 30, 2003. As a result of the split-off, these adjustments reflect the historical balances as of September 30, 2003 for assets sold and liabilities assumed.

(A)	Cash contributed by Radiant to BlueCube Software under the terms of the split-off transaction.

(B)	The accrued liabilities recorded in the split-off transaction include a $4.0 million payment Radiant has agreed to make on behalf of BlueCube Software and $1.2 million of transaction and professional fees related to the split-off. The transaction and professional fees are related to expenses incurred by Radiant for the transaction, excluding fees incurred on behalf of BlueCube Software.

(C)	The equity value is the value of the 2.0 million shares received by Radiant in the split-off transaction based on a closing price of $8.15 on January 30, 2004 in exchange for $4.0 million in cash.

(D)	Based on the terms of the transaction outlined in Item 2 of this Form 8-K, including the $4.0 million payment to be made by Radiant on BlueCube Software’s behalf, the $1.2 million of transaction and professional fees, and the $8.15 stock price as of January 30, 2004, Radiant would have recorded a gain of $7.1 million which has been recorded as a reduction in accumulated deficit on the pro forma balance sheet.

As described in Item 2 of this Form 8-K, on January 31, 2004 Radiant completed the split-off transaction of its enterprise software business. In addition to the specific assets and liabilities previously mentioned, Radiant also contributed approximately $1.3 million of additional assets that were capitalized subsequent to September 30, 2003. On January 31, 2004, Radiant recorded a gain of approximately $5.8 million on this transaction.

RADIANT SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Nine Months Ended September 30, 2003
	Historical Radiant	Historical Enterprise Operations (A)	Pro Forma Radiant
REVENUES:
System sales	$36,592	$(4,119)	$32,473
Client support, maintenance, and other services	48,504	(9,370)	39,134

Total revenues	85,096	(13,489)	71,607

COST OF REVENUES:
System sales	22,069	(3,707)	18,362
Impairment of capitalized software and acquired software technology	17,091	(16,188)	903
Client support, maintenance, and other services	33,531	(8,134)	25,397

Total cost of revenues	72,691	(28,029)	44,662

GROSS (LOSS) PROFIT	12,405	14,540	26,945
OPERATING EXPENSES:
Product development	11,508	(4,199)	7,309
Sales and marketing	12,646	(2,231)	10,415
Depreciation and amortization	3,252	(967)	2,285
Impairment of TriYumf Asset	10,589	(10,589)	—
Impairment of goodwill	6,172	—	6,172
Lease termination and severance costs	761	(561)	200
General and administrative	9,975	(2,578)	7,397

(LOSS) FROM CONTINUING OPERATIONS	(42,498)	35,665	(6,833)
INTEREST INCOME (EXPENSE), NET	428	48	476

(LOSS) BEFORE INCOME TAXES	(42,070)	35,713	(6,357)
INCOME TAX PROVISION	252	(32)	220

NET (LOSS)	$(42,322)	$35,745	$(6,577)

BASIC (LOSS) PER SHARE:	$(1.52)		$(0.25)

DILUTED (LOSS) PER SHARE:	$(1.52)		$(0.25)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	27,860	(2,000)	25,860

Diluted	27,860	(2,000)	25,860

RADIANT SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Nine Months Ended September 30, 2002
	Historical Radiant	Historical Enterprise Operations (A)	Pro Forma Radiant
REVENUES:
System sales	$56,305	$(8,847)	$47,458
Client support, maintenance, and other services	48,637	(12,277)	36,360

Total revenues	104,942	(21,124)	83,818

COST OF REVENUES:
System sales	29,082	(3,159)	25,923
Client support, maintenance, and other services	28,213	(5,960)	22,253

Total cost of revenues	57,295	(9,119)	48,176

GROSS PROFIT	47,647	(12,005)	35,642
OPERATING EXPENSES:
Product development	11,106	(3,620)	7,486
Sales and marketing	15,749	(4,933)	10,816
Depreciation and amortization	3,835	(1,117)	2,718
General and administrative	9,393	(2,434)	6,959

INCOME (LOSS) FROM CONTINUING OPERATIONS	7,564	99	7,663
INTEREST INCOME, NET	546	49	595

INCOME (LOSS) BEFORE INCOME TAXES	8,110	148	8,258
INCOME TAX PROVISION	3,501	179	3,322

INCOME (LOSS)	$4,609	$327	$4,936

BASIC INCOME PER SHARE:	$0.17		$0.19

DILUTED INCOME PER SHARE:	$0.16		$0.18

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	27,674	(2,000)	25,674

Diluted	28,935	(2,000)	26,935

RADIANT SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Year Ended December 31, 2002
	Historical Radiant	Historical Enterprise Operations (A)	Pro Forma Radiant
REVENUES:
System sales	$81,432	$(10,889)	$70,543
Client support, maintenance, and other services	64,725	(16,816)	47,909

Total revenues	146,157	(27,705)	118,452

COST OF REVENUES:
System sales	43,348	(4,510)	38,838
Client support, maintenance, and other services	39,000	(9,525)	29,475

Total cost of revenues	82,348	(14,035)	68,313

GROSS PROFIT	63,809	(13,670)	50,139
OPERATING EXPENSES:
Product development	14,470	(4,125)	10,345
Sales and marketing	21,141	(6,267)	14,874
Depreciation and amortization	4,997	(1,473)	3,524
General and administrative	12,791	(3,266)	9,525

INCOME (LOSS) FROM CONTINUING OPERATIONS	10,410	1,461	11,871
INTEREST INCOME (EXPENSE), NET	754	58	812

INCOME (LOSS) BEFORE INCOME TAXES	11,164	1,519	12,683
INCOME TAX PROVISION	4,623	(182)	4,441

INCOME (LOSS)	$6,541	$1,701	$8,242

BASIC INCOME PER SHARE:	$0.24		$0.32

DILUTED INCOME PER SHARE:	$0.23		$0.31

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	27,753	(2,000)	25,753

Diluted	28,995	(2,000)	26,995

RADIANT SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Year Ended December 31, 2001
	Historical Radiant	Historical Enterprise Operations (A)	Pro Forma Radiant
REVENUES:
System sales	$71,268	$(1,803)	$69,465
Client support, maintenance, and other services	60,711	(9,159)	51,552

Total revenues	131,979	(10,962)	121,017

COST OF REVENUES:
System sales	38,799	(2,062)	36,737
Client support, maintenance, and other services	38,043	(3,859)	34,184

Total cost of revenues	76,842	(5,921)	70,921

GROSS PROFIT	55,137	(5,041)	50,096
OPERATING EXPENSES:
Product development	11,234	(1,745)	9,489
Sales and marketing	19,718	(3,040)	16,678
Depreciation and amortization	9,643	(1,595)	8,048
Non-recurring charges	1,244	(314)	930
General and administrative	15,056	(2,363)	12,693

INCOME (LOSS) FROM CONTINUING OPERATIONS	(1,758)	4,016	2,258
INTEREST INCOME (EXPENSE), NET	1,513	84	1,597

INCOME (LOSS) BEFORE INCOME TAXES	(245)	4,100	3,855
INCOME TAX PROVISION	183	—	183

NET INCOME (LOSS)	$(428)	$4,100	$3,672

BASIC INCOME (LOSS) PER SHARE:	$(0.02)		$0.14

DILUTED INCOME (LOSS) PER SHARE:	$(0.02)		$0.14

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	27,726	(2,000)	25,726

Diluted	27,726	(2,000)	25,726

RADIANT SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Year Ended December 31, 2000
	Historical Radiant	Historical Enterprise Operations(A)	Pro Forma Radiant
REVENUES:
System sales	$79,987	$(3,430)	$76,557
Client support, maintenance, and other services	48,057	(5,613)	42,444

Total revenues	128,044	(9,043)	119,001

COST OF REVENUES:
System sales	39,620	(1,686)	37,934
Client support, maintenance, and other services	37,356	(3,980)	33,376

Total cost of revenues	76,976	(5,666)	71,310

GROSS PROFIT	51,068	(3,377)	47,691
OPERATING EXPENSES:
Product development	11,030	(1,776)	9,254
Sales and marketing	12,720	(2,572)	10,148
Depreciation and amortization	7,706	(878)	6,828
General and administrative	15,818	(2,118)	13,700

INCOME (LOSS) FROM CONTINUING OPERATIONS	3,794	3,967	7,761
GAIN FROM EARLY EXTINGISHMENT OF DEBT (B)	2,530	—	2,530
INTEREST INCOME, NET	3,240	—	3,240

INCOME (LOSS) BEFORE INCOME TAXES	9,564	3,967	13,531
INCOME TAX PROVISION	2,783	—	2,783

NET INCOME (LOSS)	$6,781	$3,967	$10,748

BASIC INCOME PER SHARE	$0.24		$0.42

DILUTED INCOME PER SHARE	$0.23		$0.39

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	27,294	(2,000)	25,294

Diluted	29,791	(2,000)	27,791

Note 1.	Unaudited Pro Forma Condensed Consolidated Statement of Operations:

(A)	The following adjustments to the unaudited pro forma condensed consolidated statement of operations reflect the elimination of historical revenues generated from assets contributed to the enterprise business pursuant to the split-off transaction, as well as historical expenses relating to the operations assumed by the enterprise business as if the transactions were consummated as of January 1, 2000. Any gain or loss related to this transaction is not reflected in the pro forma condensed consolidated statements of operations as it will be recorded on the closing date of the transaction. The 2,000,000 shares transferred to Radiant by Erez Goren as part of the transaction will be retired on the transaction date.

(B)	In May 2002, the FASB issued SFAS No. 145, “Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections,” which rescinds SFAS No. 4. As a result, gains and losses from extinguishments of debt should be classified as extraordinary items only if they meet the criteria of Accounting Principles Board Opinion No. 30 (“APB 30”). Radiant adopted SFAS No. 145 on January 1, 2003. As a result, the gain on extinguishment of debt for the year ended December 31, 2000 of $2.53 million was reclassified as a component of income before income taxes.